United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2008

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000 www.mgeenergy.com Former name or former address, if changed since last report: Not applicable	39-2040501

000-1125

Madison Gas and Electric Company

(a Wisconsin Corporation)

133 South Blair Street

Madison, Wisconsin 53703

(608) 252-7000

www.mge.com

Former name or former address, if changed since last report: Not applicable

39-0444025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

MGE Power Elm Road, LLC, has a 8.33% ownership interest in each of two 615-megawatt generating units being constructed by Wisconsin Energy Corporation in Oak Creek, Wisconsin. Wisconsin Energy Corporation (the "Operator") is both the majority owner and operator of the facility.

On May 7, 2008, the Wisconsin Department of Natural Resources (WDNR) issued a draft modified Wisconsin Pollutant Discharge Elimination System (WPDES) Permit for the cooling water intake system to serve the existing units at the Oak Creek Power Plant (owned by Wisconsin Energy Corporation) and the two new units being added as part of the Oak Creek expansion. The WDNR has proposed to modify the permit because it has concluded that the water intake system that has been built at the site is best technology available both for the existing units and for the new units. The draft modified permit is subject to a public comment period and a public informational hearing. The Operator anticipates that the WDNR will issue a final modified permit in the summer of 2008.

For additional information regarding the Oak Creek generating unit construction and the WPDES permit, please refer to Item 1. Business on Form 10-K for the year ended December 31, 2007, and Footnote 6 - Elm Road and Management's Discussion and Analysis of Financial Condition and Results of Operations on Form 10-Q for the quarter ended March 31, 2008.

This report contains forward-looking statements that reflect management's current assumptions and estimates regarding future events, including the results of litigation. These forward-looking statements are made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. Both MGE Energy, Inc., and Madison Gas and Electric Company caution readers that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed or implied. The factors that could cause actual results to differ materially from these forward-looking statements include the uncertainties associated with litigation as well as those discussed under Item 1A, "Risk Factors," Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations," and Item 8, "Financial Statements and Supplementary Data," in MGE Energy's and Madison Gas and Electric's Annual Report on Form 10-K for the year ended December 31, 2007, and other factors discussed in filings made by MGE Energy and Madison Gas and Electric with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Neither MGE Energy nor Madison Gas and Electric undertakes any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this report.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc.

Madison Gas and Electric Company

(Registrant)

/s/ Jeffrey C. Newman

Jeffrey C. Newman

Vice President and Treasurer

Date: May 8, 2008